UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): December 12, 2005



                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.


As previously reported, on April 28, 2005, Access Pharmaceuticals, Inc. received notice from the staff of The American Stock Exchange ("AMEX") indicating that we were not in compliance with Section 1003(a)(i) of the AMEX Company Guide, in that our stockholders' equity is less than $2 million and we have sustained losses from continuing operations and/or net losses in two of our three most recent fiscal years; with Section 1003(a)(ii) of the AMEX Company Guide, in that our stockholders' equity is less than $4 million and we have sustained losses from continuing operations and/or net losses in three of our four most recent fiscal years; and with Section 1003(a)(iii) of the AMEX Company Guide, in that our stockholders' equity is less than $6 million and we have sustained losses from continuing operations and/or net losses in our five most recent fiscal years.

On May 31, 2005, we submitted a plan pursuant to Section 1009 of the AMEX Company Guide advising AMEX of the actions we have taken, or will take, that would bring us into compliance with the applicable listing standards. On June 28, 2005 AMEX accepted our plan to regain compliance with the continued listing standards by December 31, 2005.

On December 12, 2005, we received a letter from the AMEX of its intention to proceed with the filing of an application with the Securities and Exchange Commission pursuant to Section 1009(e) of the AMEX Company Guide to strike the common stock of the Company from listing and registration on the AMEX.

The Company intends to appeal the determination by AMEX staff by requesting an oral hearing. There can be no assurance that the Company's appeal for contiued listing will be granted.


Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No. Title
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99.1        Press Release issued by the Company dated December 16, 2005

                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated December 16, 2005

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